UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2024

Palladyne AI Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39897	85-2838301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South 500 West, Suite 150
Salt Lake City, Utah		84101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 927-7296

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PDYN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Common Stock at an exercise price of $69.00 per share	PDYNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01 Other Events.

On April 17, 2024, the Compensation Committee of the Board of Directors of Palladyne AI Corp. (the “Company”) amended certain options to purchase shares of the Company’s common stock issued under the 2021 Equity Incentive Plan (the “2021 Plan”) and the Company’s 2015 Equity Incentive Plan (the “2015 Plan” and, together with the 2021 Plan, the “Plans”), as expressly permitted under the terms of such Plans. Options granted under the Company’s RE2, Inc. 2005 Stock Option Plan Amended and Restated or the Company’s RE2, Inc. Stock Incentive Plan of 2014 were not covered by the amendments.

The Company has historically granted incentive equity awards to its employees on an annual basis. The Compensation Committee believes that equity awards are an essential component in attracting and retaining talent, particularly since the Company generally targets cash compensation at the 50th percentile relative to its peers. However, in an effort to minimize dilution in 2024 and to address the Compensation Committee’s concern that the vast majority of options that have been issued to Company employees were no longer providing the retention incentives that were initially intended, the Compensation Committee elected to adjust the strike price on outstanding options held by Company employees largely in lieu of 2024 annual equity awards. After careful consideration of various alternatives and a review of all other applicable considerations, the Compensation Committee determined that the amendments are in the best interest of the Company and its stockholders to provide economic and retention incentives to employees and certain service providers and to manage dilution and the use of shares authorized for issuance under the 2021 Plan.

The Company’s Chief Executive Officer had previously voluntarily cancelled all of his options to purchase shares in order to make more shares available for employee incentive grants so none of the amendments affected his holdings, nor did any of the amendments affect options held by any of the members of our Board of Directors.

One set of amendments, which were entered into with seven senior employees of the Company, applied to options to purchase an aggregate of 225,670 shares held by those seven senior employees. Those options included options to purchase an aggregate of 24,691 shares held by Trevor Thatcher, the Company’s Chief Financial Officer. These amendments (1) re-started the vesting schedule of the amended options, including for options that had already vested, such that 25% of the shares underlying the amended options will vest on March 29, 2025, and then subsequently 1/12 of the shares underlying the options will vest in 12 equal quarterly installments on each of the company’s quarterly vesting dates (March 29, May 20, August 20 and November 20 of each year), subject to each applicable holder continuing to be a service provider as of each such vesting date, and (2) reduced the per share exercise price of the options to $1.59 (the “New Exercise Price”), which is equal to the closing price of the Company’s common stock on April 17, 2024, the effective date of the amendments. No other terms of these options were modified. These amendments were effected by individual amendment agreements and cover certain options to purchase shares of the Company's common stock held by the participating officers with an exercise price per share that was greater than or equal to the New Exercise Price.

The other set of amendments applied to options to purchase an aggregate of 527,881 shares held by other eligible current employees and service providers of the Company with an exercise price per share greater than the New Exercise Price. These amendments reduced the per share exercise price of affected options to the New Exercise Price, which is equal to the closing price of the Company’s common stock on April 17, 2024, the effective date of the amendments. No other terms of such options were modified.

All of the options subject to the amendments had been granted with a per share exercise price that was not less than the fair market value of the Company’s common stock on the date the options were granted. However, all such options had exercise prices that exceeded the value of the Company’s common stock on the amendment date, and therefore were “underwater.”

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding potential benefits of the amendments and the Company’s ability to retain and motivate employees. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “may,” “will,” “would”, “seeks,” “plans,” “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on the Company’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and the Company is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which the Company has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”), in particular the risks and uncertainties set forth in the sections of those reports entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” for a description of risks facing the Company and that could cause actual events, results or performance to differ from those indicated in the forward-looking statements contained herein. The documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Palladyne AI Corp.

Dated:	April 22, 2024	By:	/s/ Stephen Sonne
		Name: Title:	Stephen Sonne Chief Legal Officer & Secretary